CONSENT OF AUTHOR

Michael Andrew Nichols

Wardrop Engineering Inc.
#905 – 1130 West Pender Street
Vancouver, BC

604.408.3788

US Securities and Exchange Commission

"I consent to the statements attributed to me respecting the technical report entitled "Technical Report on the Resource Audit of the Xietongmen Project, Tibet, People’s Republic of China" dated March 2006 included in the registration statement on the Form 20-F filed by Continental Minerals Corporation with the United States Securities and Exchange Commission."

Dated this 26th day of June 2006

/s/ M. Andrew Nichols
__________________________
Andy Nichols, P.Eng.